SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

January 19, 2001
Date of Report
(Date of earliest event reported)

AUTOZONE, INC.

(Exact name of registrant as specified in its charter)

                                Nevada                                       1-10714                              62-1482048
                        (State or other jurisdiction                             (Commission File Number)                     (I.R.S. Employer
                                  of incorporation)                                                                                                        Identification No.)

123 South Front Street
Memphis, Tennessee 38103
(Address of principal executive offices) (Zip Code)

(901) 495-6500
Registrant's telephone number, including area code

(not applicable)
Former name, former address and former fiscal year, if changed since last report.

Item 5. Other

On January 19, 2001, the Company made the announcement contained in the press release filed as Exhibit 99.1 to this Current Report.

Item 7.  Financial Statements and Exhibits

                        (c)    Exhibits

                         99.1    Press Release dated January 19, 2001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                       AUTOZONE, INC.

Date: January 22, 2001                                                                          By: /s/ Robert J. Hunt
                                                                                                                      Robert J. Hunt
                                                                                                                      Executive Vice President
                                                                                                                      & Chief Financial Officer-Customer Satisfaction
                                                                                                                      (Principal Financial Officer)

                                                                         EXHIBIT INDEX

                    99.1         Press Release dated January 19, 2001